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                                                                   EXHIBIT 10.52

                         WAIVER OF REGISTRATION RIGHTS



Corsair Communications, Inc.
3408 Hillview Avenue
Palo Alto, CA  94304
Attention:  Mary Ann Byrnes

     Re:  Public Offering of Common Stock of Corsair Communications, Inc.
          ---------------------------------------------------------------

Dear Ms. Byrnes:

     In consideration of the proposed initial underwritten public offering of Common Stock of Corsair Communications, Inc., a Delaware corporation (the "Company"), expected to be consummated on or prior to the end of August 1997 (the "Public Offering"), and, subject to and conditioned upon the execution of similar letter agreements by persons holding at least a majority of the outstanding number of shares of the Registrable Securities (as defined in the Amended and Restated Investors' Rights Agreement dated October 30, 1996, as amended, between the Company and the parties thereto (the "Investors' Rights Agreement")) the undersigned hereby waives (i) its rights under the Investors' Rights Agreement to register and sell its Registrable Securities, as defined above, as part of the Public Offering, (ii) its rights of first offer under the Investors' Rights Agreement to the shares offered in the Public Offering and all subsequent offerings of the Company's capital stock, and (iii) the requirement to notify the undersigned of the Public Offering as set forth in the Investors' Rights Agreement.

Dated:  _____________, 1997                  Very truly yours,



                                    ____________________________________________
                                    INVESTOR'S NAME AS APPEARS
                                    ON STOCK BOOK



                                    By:_________________________________________
                                      Name

                                      __________________________________________
                                      Title